UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 12, 2004



                              PHARMAFRONTIERS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



                000-25513                                   760333165
                ---------                                   ---------
       (Commission File Number)             (I.R.S. Employer Identification No.)



                835 Greens Parkway, Suite 150, Houston, TX 77067
                ------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 272-9331
                                 --------------
              (Registrant's telephone number, including area code)

EXPLANATORY NOTE:

PharmaFrontiers Corp., a Texas corporation (the "Company") is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K, filed on October 8, 2004, and incorporated herein by reference, regarding the acquisition of multiple sclerosis cell therapy developer Opexa Pharmaceuticals, Inc., as reported in the Company's Current Report filed on Form 8-K filed on November 8, 2004, and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to such acquisition as follows:

This Amendment does not reflect events occurring after the filing of the October 8, 2004 Form 8-K, nor does it modify or update those disclosures in any way.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The following financial statements of Opexa Pharmaceuticals, Inc. and accompanying explanatory notes are being filed as Exhibits and incorporated herein by reference:

(i) Report of Independent Auditors for the fiscal year ended December 31, 2003;

(ii) Report of Independent Auditors for the fiscal year ended December 31, 2002;

(iii) Audited balance sheet as of December 31, 2003;

(iv) Audited statements of expenses for the years ended December 31, 2003 and December 31, 2002 and the period from February 16, 2001 (inception) through December 31, 2003;

(v) Audited statement of changes in stockholders' deficit the period from February 16, 2001 (inception) through December 31, 2003;

(vi) Audited statements of cash flows for the years ended December 31, 2003 and December 31, 2002 and the period from February 16, 2001 (inception) through December 31, 2003;

(vii) Notes to audited financial statements.

(viii) Unaudited balance sheet as of June 30, 2004;

(ix) Unaudited statements of expenses for the three and six months ended June 30, 2004 and June 30, 2003 and the period from February 16, 2001 (inception) through June 30, 2004;

(x) Unaudited statements of cash flows for the six months ended June 30, 2004 and June 30, 2003 and the period from February 16, 2001 (inception) through June 30, 2004;

(xi)  Notes to unaudited financial statements.


(B)   PRO FORMA FINANCIAL INFORMATION

The following pro forma financial information is being filed with this Current
Report:

(i) Unaudited pro forma consolidated condensed balance sheet as of December 31, 2003;

(ii) Unaudited pro forma consolidated condensed income statement for the year ended December 31, 2003;

(iii) Unaudited pro forma consolidated condensed balance sheet for the six months ended June 30, 2004;

(iv) Unaudited pro forma consolidated condensed income statement for the six months ended June 30, 2004;

(v)   Notes to unaudited pro forma consolidated condensed financial statements.

(C)   EXHIBITS.

2.1 Agreement and Plan of Reorganization among PharmaFrontiers Corp., Pharma Acquisition Corp., and Opexa Pharmaceuticals, Inc. dated as of October 7, 2004, incorporated herein by reference to the Company's Current Report on Form 8-K filed on November 8, 2004.

99.1 Report of Independent Auditors for the fiscal year ended December 31, 2003;

      Report of Independent Auditors for the fiscal year ended December 31, 2002;

      Audited balance sheet as of December 31, 2003;

      Audited statements of expenses for the years ended December 31, 2003 and December 31, 2002 and the period from February 16, 2001 (inception) through December 31, 2003;

      Audited statement of changes in stockholders' deficit the period from February 16, 2001 (inception) through December 31, 2003;

      Audited statements of cash flows for the years ended December 31, 2003 and December 31, 2002 and the period from February 16, 2001 (inception) through December 31, 2003;

      Notes to audited financial statements.

99.2  Unaudited balance sheet as of June 30, 2004;

      Unaudited statements of expenses for the three and six months ended June 30, 2004 and June 30, 2003 and the period from February 16, 2001 (inception) through June 30, 2004;

      Unaudited statements of cash flows for the six months ended June 30, 2004 and June 30, 2003 and the period from February 16, 2001 (inception) through June 30, 2004;

      Notes to unaudited financial statements.

99.3 Unaudited pro forma consolidated condensed balance sheet as of December 31, 2003;

      Unaudited pro forma consolidated condensed income statement for the year ended December 31, 2003;

      Unaudited pro forma consolidated condensed balance sheet for the six months ended June 30, 2004;

      Unaudited pro forma consolidated condensed income statement for the six months ended June 30, 2004;

      Notes to unaudited pro forma consolidated condensed financial statements.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PHARMAFRONTIERS CORP.



                                     By:  /s/ David McWilliams
                                     -------------------------
                                     David McWilliams, Chief Executive Officer

DATE:  November 12, 2004

                                  EXHIBIT INDEX


The following exhibits are to be filed as part of this 8-K:

 EXHIBIT NO.       IDENTIFICATION OF EXHIBIT
 ----------        -------------------------

2.1 Agreement and Plan of Reorganization among PharmaFrontiers Corp., Pharma Acquisition Corp., and Opexa Pharmaceuticals, Inc. dated as of October 7, 2004, incorporated herein by reference to the Company's Current Report on Form 8-K filed on November 8, 2004.

99.1                Report of Independent Auditors for the fiscal year ended
                    December 31, 2003;

                    Report of Independent Auditors for the fiscal year ended December 31, 2002;

                    Audited balance sheet as of December 31, 2003;

                    Audited statements of expenses for the years ended December 31, 2003 and December 31, 2002 and the period from February 16, 2001 (inception) through December 31, 2003;

                    Audited statement of changes in stockholders' deficit the period from February 16, 2001 (inception) through December 31, 2003;

                    Audited statements of cash flows for the years ended December 31, 2003 and December 31, 2002 and the period from February 16, 2001 (inception) through December 31, 2003;

                    Notes to audited financial statements.

99.2                Unaudited balance sheet as of June 30, 2004;

                    Unaudited statements of expenses for the three and six months ended June 30, 2004 and June 30, 2003 and the period from February 16, 2001 (inception) through June 30, 2004;

                    Unaudited statements of cash flows for the six months ended June 30, 2004 and June 30, 2003 and the period from February 16, 2001 (inception) through June 30, 2004;

                    Notes to unaudited financial statements.

99.3 Unaudited pro forma consolidated condensed balance sheet as of December 31, 2003;

                    Unaudited pro forma consolidated condensed income statement for the year ended December 31, 2003;

                    Unaudited pro forma consolidated condensed balance sheet for the six months ended June 30, 2004;

                    Unaudited pro forma consolidated condensed income statement for the six months ended June 30, 2004;

                    Notes to unaudited pro forma consolidated condensed financial statements.